Increasing Our Product-Line Focus and Improving Our Global Competitiveness 2006 Morgan Stanley Global Automotive Conference April 11, 2006 Exhibit 99.2

Agenda Company Overview Bob Rossiter, Chairman and CEO Product-Line Strategies and Operating Priorities Doug DelGrosso, President and Chief Operating Officer Financial Update Jim Vandenberghe, Vice Chairman and Chief Financial Officer

Company Overview

Lear Overview 2005 Net Sales: $17.1B 2005 Net Sales: $11.0B Seating Systems Manufacture, assemble and supply vehicle seating requirements Produce seat systems for automobiles and light trucks Fully assembled and ready for installation 2005 Net Sales: $3.1B Interior Products Manufacture, assemble and supply interior systems and components Instrument panels and cockpit systems Headliners and overhead systems Door panels Flooring and acoustic systems 2005 Net Sales: $3.0B Electronic & Electrical Manufacture, assemble and supply electronic systems and components Electrical distribution systems Interior control and entertainment systems Wireless systems

Longer Term Strategy* Manage the business to improve product-line returns Strengthen leadership position in Seating Grow Electrical Distribution Systems and Electronic Products Finalize and execute Interior business strategy Improve global competitiveness Continuously improve quality and customer satisfaction levels Base future "productivity" agreements on cost reduction Increase low-cost country manufacturing, sourcing and engineering Leverage scale, expertise and common architecture strategy Maintain a strong and flexible balance sheet Permits operating and customer focus through all market conditions and industry cycles Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

Lear Value Proposition* Structural cost reductions to adjust business to changing environment Refocused resources on core businesses and operations Strong relationships with existing customers and changing pricing dynamic Developing relationships with Asian OEMs, globally Proactive, collaborative culture with vendor base Profitable, disciplined growth and continuing sales diversification Management team with extensive industry experience and relentless focus on value Continued success as industry dynamics evolve over next several years Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

Product-Line Strategies and Operating Priorities

Seating Systems Market Leadership Lear JCI Magna Other Cockpits 0.42 0.41 0.08 0.09 0.65 Lear JCI Faurecia Other 0.27 0.29 0.21 0.21 Lear 27% Others 9% Lear 42% Magna 8% JCI 41% JCI 29% North America Market Europe Market Faurecia 23% Others 21% $15 billion $14 billion Total Global Seating Market Including Asia / ROW About $40 Billion Source: Lear Market Research 2004

Seating Leadership Strengths Customer / Platform Breadth ? Supply all major OEMs, globally ? Products across all vehicle segments ? "Best-in-class" expertise across platforms Customer Focused ? Industry leading benchmarking capabilities via Cost Technology Optimization ("CTO") ? Consumer benchmarking and consumer- driven technology ? Long-term collaborative partnerships Global Footprint ? Leverage R&D globally ? Execute on global program launches Quality Leader ? Proven launch execution ? Improve perceived customer / vehicle quality ? Lower overall system costs Cost Competitive ? Low-cost country footprint for components ? JIT assembly expense ? Vertical integration capabilities Global Reach And Experience Provides Continuing Competitive Advantage

Seating Systems Outlook* Lear intends to strengthen its leadership position in seating . . . Superior quality, leveraging common architecture strategy, selective vertical integration and new product innovation Global seating margin profile expected to return to historical levels by 2008 . . . Supported by backlog sales, continued diversification (by customer and platform type), cost improvements, restructuring savings and a return to more normal launch cost levels Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

Electrical Distribution Market Overview Lear delphi Yazaki Other Cockpits 0.13 0.37 0.31 0.19 0.65 Lear Delphi Valeo Other 0.15 0.35 0.35 0.15 Lear 15% Others 19% Lear 13% Yazaki 31% Delphi 37% Delphi 35% North America Market Europe Market Valeo 15% Others 35% $7 billion $5 billion Total Global EDS Market Including Asia / ROW About $20 Billion Source: Lear Market Research 2004

Electronic and Electrical Distribution Strengths* Continue to maintain low-cost footprint for wire harnesses Shifted operations to Eastern Europe, Honduras, Philippines and North Africa Offer full electrical distribution system through selective vertical integration of terminals and connectors Control cost, quality and functionality Represents 30 - 40% of wire harness cost Complements our interior expertise by: Designing electrical distribution throughout the interior more efficiently Smart junction box expertise Enhancing strategic product development and technologies Tire Pressure Monitoring Systems Universal Garage Door Opener Infotainment systems Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

Electronic and Electrical Distribution Outlook* Pursue profitable electrical and electronics growth globally . . . New programs with Asian OEMs, selective vertical integration and enhanced revenue with new products and technologies Maintain healthy electronic and electrical margin profile . . . Expanding low-cost sourcing and engineering cost improvements, restructuring savings and product innovation Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

Estimated Global Interior Products Market Overview Door Panels Headliners Floor & Acoustic Instrument Panels Other Cockpits 0.24 0.07 0.19 0.24 0.26 0.65 Total Global Interior Products Market About $30 Billion Flooring & Acoustics 19% Instrument Panels 24% Other Trim 26% Overhead Systems 7% North America Europe ROW 0.3 0.33 0.37 North America 30% ROW 37% Europe 33% Door Panels 24% Source: Lear Market Research 2004 By Major Product By Major Market

Interior Products Exploring Strategic Alternatives* Business characteristics Industry over-capacity High raw material costs Insufficient pricing Near-term operational actions Restructuring actions to eliminate excess capacity Improve or resource low-return programs / components Marginal business not being renewed Announced LOI with WL Ross with respect to European operations WL Ross purchased C&A Europe operations ISD Europe expected to be combined with C&A Europe in the International Automotive Components Group (IAC) joint venture Lear would retain initial non-controlling equity interest in the JV of 34% Alternatives being explored with respect to North American operations Continue to operate under a framework agreement with WL Ross to evaluate C&A and / or other targets May consider outright sale of segment Continue to selectively exit lower return business Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

Innovative Product Solutions

LEAR CORPORATION



CORE DIMENSIONS STRATEGY

SAFETY
- ProTec™ PLuS
- Active Front Light System
- IntelliTire™
- Car2U™ Two-Way Remote Keyless Entry
- Immobilizer
- Foam in Place Head Impact Countermeasure

ENVIRONMENTAL
- Lt. Weight Back panel
- Soy Foam
- Polyurethane Foam Alternatives
- Battery Monitory System
- DC/AC Inverters

FLEXIBILITY
- Cushion Tilt 2nd Row
- Remote Release 2nd Row Easy Entry
- Thin Profile Folding Rear
- SmartFold™ 3rd Row

COMFORT & CONVENIENCE
- ComforTec
- Climate Seat
- Fluid Power Motion
- Passive Entry
- Car2U™ Home Automation System
- Pneumatic Seat
- Integrated Seat Adjuster Module

INFOTAINMENT
- Premium Audio Amplifier
- Rear Seat Entertainment
- TV Receiver Analog

COMMONIZATION
- Lear Flexible Seat Architecture
- Gateway Module
- Passive Junction Box
- Smart Junction Box

CRAFTSMANSHIP
- Sculpted Seat Technology
- Flat Flexible Cable
- Seamless Airbag Cover
- TrimClip
- Insert Molded Carpet

16 ADVANCE RELENTLESSLY

Operating Priorities* Retain Core Values Quality First / Customer Satisfaction Customer / Regional Diversification Execute our Asian Strategy Operational Excellence Competitive Manufacturing Cost Structure Collaborative Cost Reduction Capability Maintaining Labor Competitiveness Flawless Launch Management Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

Retain Core Values

LEAR CORPORATION

Quality

Internal Quality Measures

- Continuous improvement

J.D. Power Seat Quality Survey

- 6% improvement in TGW over 2004
- 35% improvement since 1999
- 4 Best-in-Segment vehicles
  - Full-size Car: Ford 500
  - Pickup: Chevrolet Avalanche
  - Sport Utility: BMW X3
  - Van: Chevrolet Express
- Highest quality major seat supplier for past five years

Source: J.D. Power 2005

Customer Satisfaction

- "Best-In Class" Launch Execution for the GMT900
- Breakthrough technology for power remote 2nd row seats for the GMT900
- FAW - Volkswagen "Excellent Localization Award" in China
- GM "Service Parts Award" (100% on time delivery) in Indiana and Ontario
- Ford "Q1 Award" in Sweden and China
- Nissan "Zero Defects" Toluca, Mexico
- Toyota "Quality Award" Port Huron, MI
- Volkswagen "Supplier Award 2005" Besigheim, Germany
- Autodata Magazine "Among the Best in the Automotive Sector 2005"
- Honored by Toyota for Superior Supplier Diversity and Excellence in Quality 2006

18 ADVANCE RELENTLESSLY

Key to Sales Diversification Success Customer Satisfaction Flawless Quality Increase Sales JD Power CTO Facilities Technology Quote Global Manufacturing Footprint Target Customers: Major Japanese, Korean And Chinese Automakers

Continue to Diversify Customer Base* Revenue in Asia and with Asian Manufacturers 2005 Performance Highlights Supported successful launch of Hyundai's first North American plant (seats, wiring, TPMS) Four recent program awards with Nissan (seats, wiring, carpets) Two new manufacturing facilities in China to support Hyundai and BMW Established TACLE JV - strategic for entry into Nissan seat programs 2006 Key Launches Lear Content Hyundai Santa Fe Seats, TPMS Nissan Versa OH Systems, Trim Nissan Sentra OH Systems, Trim Ford Galaxy (China) Seats Rapid Growth In Asian Sales Led By Expanding Relationships With Hyundai, Nissan And Toyota (in millions) 2002 2003 2004 2005 2008 Outlook Consolidated 600 850 1278 1606 2343 Non-Consolidated 200 400 522 594 957 North 45.9 46.9 45 43.9 Non-consolidated Consolidated $2,200 40% CAGR $1,800 $1,250 $800 * Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

Operational Excellence Competitive Manufacturing Cost Structure* Eliminate excess capacity Accelerate move to lower- cost sources Streamline organization and improve operational efficiency Restructuring Objectives 2005 2006+ 104 120 30 East West Pretax Restructuring Costs $103 (in millions) $120 - 150 Estimated Payback Of Restructuring Initiatives Is 2.5 Years Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

Restructuring Actions - Update* 2005 Actions Initiated closure of 7 manufacturing facilities in US, Mexico and Europe to improve competitiveness 4 plants closed to eliminate excess / inefficient manufacturing capacity 3 plants closed with operations moving to low-cost countries, including Romania, Turkey and Mexico Initiated actions affecting 27 other manufacturing facilities and administrative offices including: Improved or resourced low-return programs / components Eliminated excess / inefficient capacity Headcount reductions at manufacturing facilities and administrative offices 2006/2007 Actions Evaluating closure of 10 additional manufacturing facilities 4 plants to be closed to eliminate excess manufacturing capacity 6 plants to be closed with operations moving to low-cost regions / countries, including Eastern Europe and Mexico Evaluating actions affecting 7 other manufacturing facilities and administrative offices Primarily headcount reduction actions at manufacturing facilities and administrative offices Timing of individual plant actions remains flexible given labor, government and customer negotiations Announced customer capacity reductions considered in existing restructuring estimates Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

Lear's Low-Cost Global Footprint Manufacturing, Supply and Engineering Locations South America Brazil Argentina Honduras Europe Czech Republic Estonia Hungary Poland Romania Slovakia Turkey Asia Philippines China Korea Taiwan Thailand Approximately 25% of sales manufactured in low-cost locations Move to low-cost countries accelerated through restructuring activities Execution risk is limited due to existing operations and experience. Limited investment required, utilizing existing facilities. Asia China India Philippines Engineering Centers Manufacturing and Supply Sources

Global Footprint - Selection Criteria CRITERIA High Labor Content High Pack Density Available Raw Material No Patent Issues Minimal Investment Required Minimal Engineering Changes Quality LCC Supplier Available Connectors Key Fobs Grab Handles Cut and Sew Misc. Switches Equipment / Tooling / Racks Seat Components Seat Motors RKE Receiver Increased Low-Cost Buy From 17% In 2002 To 24% In 2005; Targeting Additional 3% In 2006 Examples Include:

North America Dearborn, Michigan Southfield, Michigan Europe, EDS Valls, Spain Europe, Seating/Interior Products Munich, Germany Asia, Electrical Cebu, Philippines South America Sao Paulo, Brazil Cost Technology Optimization (CTO) Centers 6 Global CTO Centers Evaluate All Areas For Cost Reduction

Utilize Lear Leather Description of Opportunity Benefit(s) Expert in leather and product development Supplier to major OEM's Low logistical risk Diversified crust supply base Improved supply chain management Complete pipeline management Improved warranty costs Superior quality Action Required TEMA to approve Lear Leather (Place on Leather Shelf) TEMA to write ECI to approve Lear Leather on Sienna. Annual Savings Sienna $1.5M All Other North American Savings $1.0M Sienna $7.5M (5 Years) Lifetime Savings Hyundai Ford GM Current Customers Savings Affected Vehicle Toyota Sienna *All other New Potential Vehicles ie., Canada and San Antonio Investment Sienna $98,100 Vehicle Affected Volume Sienna 49,152 All other vehicle volume 87,000 Implementation Target Date September 2006 Current Sienna Proposed Seat Lear Leather Collaborative Cost Reduction Example* Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information. Toyota Sienna Seat Example:

Operational Excellence Maintaining Labor Competitiveness* Regular, open dialogue with all unions Candid assessment of business outlook Establish broad competitiveness framework No master contract; considerable plant flexibility Relatively young workforce; small percent of retirees No significant legacy cost or barriers to competitiveness Productive History Of Working Together With Labor; Long-Term Competitiveness Expected To Continue Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

Operational Excellence 2006 Key Product Launches Americas GMT900 SUVs/Pickups Seats, doors Hyundai Santa Fe Seats, TPMS Nissan Versa Overhead systems, trim Nissan Sentra Overhead systems, trim DCX Caliber/Compass/Patriot Overhead systems, trim, doors, flooring, IP International VW Cabrio Seats Peugeot 207 Seats Hyundai EN (new SUV) Seats Ford Galaxy Seats Fiat Stilo Seats Range Rover Seats, electronics Product Lear Content In Addition, Multiple Launches Throughout Asia Represent A Significant Portion Of Our Backlog Chevrolet Tahoe Peugeot 207

Financial Update

Financial Update* Received underwritten bank commitments for $800 million in new secured term loans Reached agreement in principle to contribute European Interior business to Ross JV in return for a 34% stake in European venture Full year 2006 guidance being provided today First quarter earnings conference call scheduled for April 26 Company Is Financially Sound And Operating Results Are Expected To Improve This Year Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

2006 Guidance Key Assumptions* Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

2006 Guidance Key Financial Projections* Please see slides titled "Use of Non-GAAP Financial Information" and "Forward-Looking Statements" at the end of this presentation for further information.

2006 Guidance Trend of Capital Spending* (in millions) 2003 2004 2005 2006 Guidance HQ 45 43.9 Electrical / Electronics 377 274 Interior 568 400 Capital Spending Level Should Trend Lower On An Ongoing Basis Capital Spending Impacts: Record Launches Lear Flexible Seating Architecture (LFSA) Low-Cost Country Memo: Depreciation and Amortization $ 393 $410 to $420 ^ $400 $568 Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

2006 Guidance Free Cash Flow Forecast* (in millions) Please see slides titled "Use of Non-GAAP Financial Information" and "Forward-Looking Statements" at the end of this presentation for further information. First Half 2006 Full Year 2006 Net Sales -419 75 2005 2006 Guidance ** Net cash provided by operating activities for 2005 was $561 million.

Summary* New expected financing addresses 2007 maturities Increased product-line focus to improve financials Implementing global initiative to improve future competitiveness 2006 results expected to improve Longer-term outlook remains positive Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

ADVANCE RELENTLESSLY(tm) www.lear.com LEA NYSE Listed R

In addition to the results reported in accordance with accounting principles generally accepted in the United States ("GAAP") included throughout this presentation, the Company has provided information regarding certain non-GAAP financial measures. These measures include "income before interest, other expense, income taxes, impairments, restructuring costs and other special items" (core operating earnings), "pretax income before impairments, restructuring costs and other special items" and "free cash flow." Free cash flow represents net cash provided by operating activities before the net change in sold accounts receivable, less capital expenditures. The Company believes it is appropriate to exclude the net change in sold accounts receivable in the calculation of free cash flow since the sale of receivables may be viewed as a substitute for borrowing activity. Management believes that the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the Company's financial position and results of operations. In particular, management believes that core operating earnings and pretax income before impairments, restructuring costs and other special items are useful measures in assessing the Company's financial performance by excluding certain items that are not indicative of the Company's core operating earnings or that may obscure trends useful in evaluating the Company's continuing operating activities. Management also believes that these measures are useful to both management and investors in their analysis of the Company's results of operations and provide improved comparability between fiscal periods. Management believes that free cash flow is useful to both management and investors in their analysis of the Company's ability to service and repay its debt. Further, management uses these non-GAAP financial measures for planning and forecasting in future periods. Core operating earnings, pretax income before impairments, restructuring costs and other special items and free cash flow should not be considered in isolation or as substitutes for net income (loss), pretax income (loss), cash provided by operating activities or other income statement or cash flow statement data prepared in accordance with GAAP or as measures of profitability or liquidity. In addition, the calculation of free cash flow does not reflect cash used to service debt and therefore, does not reflect funds available for investment or other discretionary uses. Also, these non-GAAP financial measures, as determined and presented by the Company, may not be comparable to related or similarly titled measures reported by other companies. Set forth on the following slides are reconciliations of these non-GAAP financial measures for 2005 to the most directly comparable financial measures calculated and presented in accordance with GAAP. Given the inherent uncertainty regarding special items and the net change in sold accounts receivable in any future period, a reconciliation of forward- looking financial measures is not feasible. The magnitude of these items, however, may be significant. Use of Non-GAAP Financial Information

Use of Non-GAAP Financial Information

Use of Non-GAAP Financial Information

Use of Non-GAAP Financial Information

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding anticipated financial results and liquidity. Actual results may differ materially from anticipated results as a result of certain risks and uncertainties, including but not limited to, general economic conditions in the markets in which the Company operates, including changes in interest rates, fluctuations in the production of vehicles for which the Company is a supplier, labor disputes involving the Company or its significant customers or suppliers or that otherwise affect the Company, the Company's ability to achieve cost reductions that offset or exceed customer-mandated selling price reductions, the outcome of customer productivity negotiations, the impact and timing of program launch costs, the costs and timing of facility closures, business realignment or similar actions, increases in the Company's warranty or product liability costs, risks associated with conducting business in foreign countries, competitive conditions impacting the Company's key customers and suppliers, raw material costs and availability, the Company's ability to mitigate the significant impact of recent increases in raw material, energy and commodity costs, the outcome of legal or regulatory proceedings to which the Company is or may become a party, unanticipated changes in cash flow, the finalization of the Company's restructuring strategy referred to herein and other risks described from time to time in the Company's Securities and Exchange Commission filings. In addition, the Company's previously disclosed agreement in principle to contribute its European Interiors business to a joint venture with WL Ross & Co. LLC and the Company's previously disclosed financing commitments for $800 million in term loans are subject to the negotiation and execution of definitive agreements and other conditions. No assurances can be given that these proposed transactions will be completed on the terms contemplated or at all. The forward-looking statements in this presentation are made as of the date hereof, and the Company does not assume any obligation to update, amend or clarify them to reflect events, new information or circumstances occurring after the date hereof.